UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LFAP	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On July 6, 2021, the Board of Directors (the “Board”) of LGBTQ Loyalty Holdings, Inc. (the “Company”) increased the size of its Board from seven persons to nine persons and appointed Andrea Breanna to fill a vacant director position created thereby, effective immediately. At this time, Ms. Breanna has not been named to any committees of the Board.

Andrea Breanna, age 45, formerly known as Paul Berry, is currently the CEO of RebelMouse, a creative agency and content management system software company for enterprise brands and media companies. She also serves on the American Express Consumer Advisory Board and early-stage venture capital fund Lerer Hippeau Ventures. Prior to founding RebelMouse, Ms. Breanna was the chief technology officer of The Huffington Post. She has a masters in technology from NYU’s ITP Program.

As compensation for her service as director, Ms. Breanna will receive 1,000,000 shares of the Company’s common stock. Ms. Breanna was not appointed as a director as a result of any arrangement or understanding between Ms. Breanna and any other persons. No family relationship exists between Ms. Breanna and any of the Company’s directors or executive officers. There are no related-party transactions in which Ms. Breanna or any of her immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On July 12, 2021, the Company issued a press release announcing the completion the appointment of Ms. Breanna to the Company’s Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 12, 2021, announcing appointment of Andrea Breanna to the Board of the Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: July 15, 2021	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer